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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
     SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)


     A NATIONAL BANKING ASSOCIATION                               94-1347393
    (Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)



         101 NORTH PHILLIPS AVENUE                                  57104
         SIOUX FALLS, SOUTH DAKOTA                                (Zip code)
 (Address of principal executive offices)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

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                       THE GOODYEAR TIRE & RUBBER COMPANY
               (Exact name of obligor as specified in its charter)

                  OHIO                                            34-0253240
     (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

         1144 EAST MARKET STREET                                  44316-0001
               AKRON, OHIO                                        (Zip code)
(Address of principal executive offices)

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                           4% CONVERTIBLE SENIOR NOTES
                       (Title of the indenture securities)

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Item 1. General Information. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    Federal Reserve Bank of San Francisco
                    San Francisco, California 94120

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.   A copy of the Comptroller of the Currency Certificate of Corporate
             Existence and Fiduciary Powers for Wells Fargo Bank, National
             Association, dated February 4, 2004.**

Exhibit 3.   See Exhibit 2

Exhibit 4.   Copy of By-laws of the trustee as now in effect.***

Exhibit 5.   Not applicable.

Exhibit 6.   The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. ****

Exhibit 8.   Not applicable.

Exhibit 9.   Not applicable.

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*    Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. file number 333-125274.

**** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-1 dated April 19, 2006 of Winmark Corporation file number 333-133393.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 2nd day of May 2006.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        /s/ Timothy P. Mowdy
                                        ----------------------------------------
                                        Timothy P. Mowdy
                                        Vice President

                                    EXHIBIT 6

May 2, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        /s/ Timothy P. Mowdy
                                        ----------------------------------------
                                        Timothy P. Mowdy
                                        Vice President